 MORGAN STANLEY INSTITUTIONAL FUND TRUST - LONG DURATION FIXED INCOME PORTFOLIO
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        OCTOBER 1, 2008 - MARCH 31, 2009

                                                                        AMOUNT OF     % OF     % OF
                 PURCHASE/             OFFERING           TOTAL           SHARES    OFFERING   FUNDS
   SECURITY        TRADE     SIZE OF   PRICE OF         AMOUNT OF       PURCHASED  PURCHASED   TOTAL                     PURCHASED
   PURCHASED       DATE     OFFERING    SHARES          OFFERING         BY FUND    BY FUND   ASSETS       BROKERS         FROM
--------------  ----------  --------  ----------  --------------------  ---------  ---------  ------  ----------------  ----------

IBM Corp.        10/09/08         --  $98.891000  $   1,000,000,000.00   100,000     0.01%     0.36%  Banc of America    Barclays
8.000% due                                                                                            Securities LLC,     Capital
10/15/2038                                                                                            Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      BNP PARIBAS,
                                                                                                      HSBC, Mitsubishi
                                                                                                      UFJ Securities,
                                                                                                      Mizuho
                                                                                                      Securities Inc.,
                                                                                                      Morgan Stanley,
                                                                                                      USB Investment
                                                                                                      Bank

ConocoPhillips   01/29/09         --  $   98.560  $   2,250,000,000.00    70,000     0.00%     0.24%  Banc of America     Banc of
6.500% due                                                                                            Securities LLC,     America
2/1/2039                                                                                              Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, Citi,
                                                                                                      Deutsche Bank
                                                                                                      Securities, RBS
                                                                                                      Greenwich
                                                                                                      Capital, SOCIETE
                                                                                                      GENERALE,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, DnB
                                                                                                      NOR Markets

Amgen Inc.       01/13/09         --  $99.533000  $      1,000,000,000   100,000     0.01%     0.33   Goldman, Sachs &     Goldman
6.400% due                                                                                            Co., Merrill          Sachs
2/1/2039                                                                                              Lynch & Co.,
                                                                                                      Morgan Stanley,
                                                                                                      Barclays
                                                                                                      Capital, Citi,

                                                                                                      Credit Suisse,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Mitsubishi UFH
                                                                                                      Securities, UBS
                                                                                                      Investment Bank,
                                                                                                      Daiwa Securities
                                                                                                      America Inc.,
                                                                                                      RBS Greenwich
                                                                                                      Capital

Verizon          01/30/09         --  $   99.937  $   3,500,000,000.00    75,000     0.00%     0.26%  Citi, Banc of      Citigroup
Wireless                                                                                              America
Capital LLC                                                                                           Securities LLC,
5.550% due                                                                                            Morgan Stanley,
2/1/2014                                                                                              Barclays
                                                                                                      Capital, Credit
                                                                                                      Suisse, RBS
                                                                                                      Greenwich
                                                                                                      Capital, UBS
                                                                                                      Investment Bank,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., Scotia
                                                                                                      Capital, RBC
                                                                                                      Capital Markets

Georgia Power    02/04/09         --  $   99.628  $     500,000,000.00   35,000      0.00%     0.22%  Barclays           Wachovia
Co. 5.950%                                                                                            Capital,          Securities
due 2/1/2039                                                                                          Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      SunTrust,
                                                                                                      Robinson
                                                                                                      Humphrey,
                                                                                                      Wachovia
                                                                                                      Securities,
                                                                                                      CALYON, Utendahl
                                                                                                      Capital Group,
                                                                                                      LLC

Roche            02/18/09         --  $   97.278  $2,500,00,000,000.00   170,000     0.00%     0.56%  Banc of America    Citigroup
Holdings Inc.                                                                                         Securities LLC,
7.000% due                                                                                            Barclays
3/1/2039                                                                                              Capital, Credit
                                                                                                      Suisse,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities,
                                                                                                      Santander Global
                                                                                                      Banking &
                                                                                                      Markets,
                                                                                                      UniCredit (HVB),
                                                                                                      Citi, J.P.
                                                                                                      Morgan, BNP
                                                                                                      PARIBAS,
                                                                                                      Deutsche Bank
                                                                                                      Securities,
                                                                                                      Morgan Stanley,
                                                                                                      UBS Investment
                                                                                                      Bank

Pfizer Inc.      03/17/09         --  $   99.942  $   2,500,000,000.00   150,000     0.00%     0.54%  Banc of America    Barclays
7.200% due                                                                                            Securities LLC,     Capital
3/15/2039                                                                                             Barclays
                                                                                                      Capital,
                                                                                                      Goldman, Sachs &
                                                                                                      Co., J.P.
                                                                                                      Morgan, Credit
                                                                                                      Suisse, Deutsche
                                                                                                      Bank Securities,
                                                                                                      RBS Greenwich
                                                                                                      Capital, HSBC,
                                                                                                      Mitsubishi UFJ
                                                                                                      Securities, UBS
                                                                                                      Investment Bank,
                                                                                                      Santander
                                                                                                      Investment,
                                                                                                      Banca IMI, Daiwa
                                                                                                      Securities
                                                                                                      America Inc.,
                                                                                                      Mediobanca -
                                                                                                      S.p.A., Loop
                                                                                                      Capital Markets,
                                                                                                      LLC, SOCIETE
                                                                                                      GERNERALE,
                                                                                                      Scotia Capital,
                                                                                                      Ramirez &

                                                                                                      Co., Inc. RBC
                                                                                                      Capital Markets,
                                                                                                      The Williams
                                                                                                      Capital Group,
                                                                                                      L.P., Mizuho
                                                                                                      Securities USA
                                                                                                      Inc.